UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2013 (October 23, 2013)

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03           Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On October 23, 2013, the board of directors of iStar Financial Inc. approved amended and restated bylaws of the company, which took effect immediately.  The amended and restated bylaws supersede the previously existing bylaws, which were originally adopted in 1999.

As amended, the bylaws include the changes summarized below:

•                  Amended Article II, Section 2.3 to: (i) add procedures for establishing the record date and meeting date of a stockholder-requested special meeting; (ii) add informational requirements of the stockholder(s) requesting the special meeting; and (iii) provide for the appointment of inspectors of election for the special meeting.

•                  Amended Article II, Section 2.11 to: (i) provide that the notice period for nominations or business at an annual meeting is not earlier than the 150th day and not later than the 120th day before the first anniversary of the date of the company’s preceding year’s proxy statement, and, for nominations at a special meeting called by the company to elect directors, is not earlier than the 120th day and not later than the 90th day before the date of the special meeting (or, if later, the 10th day following the first public announcement of the special meeting); and (ii) provide informational requirements of the proposing stockholder(s), including information concerning interests in derivatives and any relationships and/or arrangements between the proponent and other specified parties.

•                  Added new Article XIII which provides that, unless the company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division will be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the company; (ii) any action asserting a claim of breach of a duty owed by any director, officer or other employee of the company to the company or its stockholders; (iii) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law or the company’s charter or bylaws; or (iv) any action asserting a claim governed by the internal affairs doctrine.

The bylaws also include other changes intended to update and/or clarify provisions of the bylaws.  The foregoing description is only a summary of some of the changes made to the bylaws and is qualified in its entirety by reference to the bylaws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 9.01           Financial Statements and Exhibits.

Exhibit 3.1            Bylaws, dated October 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date:	October 25, 2013	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

Date:	October 25, 2013	By:	/s/ David DiStaso
David DiStaso
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws, dated October 23, 2013.